UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Christina T. Sydor, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  July 31
Date of reporting period: July 31, 2003

ITEM 1.    REPORT TO STOCKHOLDERS.

              The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                 MUNICIPAL HIGH
                                   INCOME FUND
--------------------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2003

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

     ----------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
     ----------------------------------------------------------------------

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report o July 31, 2003

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND

[PHOTO OMITTED]

PETER M. COFFEY
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
PETER M. COFFEY
--------------------------------------------------------------------------------

Peter M. Coffey has more than 34 years of securities business experience and assumed management of the Fund on February 3, 1999.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize current income exempt from federal income taxes by investing under normal market conditions at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in intermediate-term and long-term municipal securities rated medium investment-grade, low investment-grade or below investment-grade by a nationally recognized rating organization or if unrated, of comparable quality.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
September 16, 1985

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
34 Years

What's Inside

Letter from the Chairman ..................................................    1
Manager Overview ..........................................................    2
Fund Performance ..........................................................    4
Historical Performance ....................................................    5
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................   17
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   19
Notes to Financial Statements .............................................   20
Financial Highlights ......................................................   25
Independent Auditors' Report ..............................................   27
Additional Information ....................................................   28
Tax Information ...........................................................   30

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to go to our website: www.smithbarneymutualfunds.com where you can find additional insight on your Fund.

We invite you to read this report in full. Please take the opportunity to talk to your financial adviser about this report or any other questions or concerns you have about your Fund and your financial future. As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 7, 2003


     1       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

For the 12 months ended July 31, 2003, Class A shares of the Smith Barney Municipal High Income Fund ("Fund"), without sales charges, returned 1.45%. The Lehman Brothers Municipal Bond Index(i) returned 3.60% and the Lehman Brothers Non-Investment Grade Bond Index(ii) returned 3.27% over the same period. The Fund underperformed its Lipper peer group of high yield municipal debt funds, whose average fund returned 2.83% for the period.(1) Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Past performance is not indicative of future results.

Considering that interest rates are at historic lows, we reduced the Fund's susceptibility to rising interest rates, commonly known as duration, to help prepare for a rising rate environment. This more conservative approach contributed to the Fund's comparatively lower total return. In addition, recent issue-specific and broader industry challenges detracted from the Fund's performance relative to the Lehman Brothers Municipal Bond Index.

Market Review

When the period began last summer, many municipalities were challenged by the weak economic climate, which translated into lower tax receipts to many municipal bond issuers. To raise cash at more cost-effective low rates, municipalities collectively issued large quantities of new bonds that were absorbed by the market. These additional supplies weighed somewhat on municipal bond prices.

In the fall, airlines continued to report significant losses attributable to a drop in air travel and high security costs, and concerns rose that some airlines might be forced into bankruptcy. The prices of bonds in the industrial development, life care retirement communities and toll roads sectors came under pressure, as these sectors experienced higher incidents of severe deterioration in credit quality or default on bond payments due to issuer- and sector-specific challenges.

Higher-rated municipal bonds lost some ground to stocks when the Fed reduced the federal funds rate(iii) by half a percentage point in November. That month the market for high-yield municipal bonds significantly improved although municipal bond markets fluctuated into 2003, primarily as a result of investors' reactions to news concerning Iraq.

In May, the Fed released a statement indicating concern that risks to the economy, however remote, were skewed toward deflation. That led many market participants to believe that short-term rates would not only remain low for the foreseeable future, but the Fed might actually resort to unconventional means of reducing rates, such as by buying U.S. Treasuries with longer maturities. As expectations rose during the month that rates could drop further, bond prices advanced. (Bond prices move opposite to interest rate movements and bond yields.) In June, the Fed further reduced the federal funds rate by 0.25% to 1%, marking its lowest levels in over four-decades, although the cut was below many analysts' expectations. Paradoxically, prices of Treasury bonds retreated and their yields rose in the aftermath of the cut as the bond market, based on the Fed's post-meeting statement, anticipated an improving economy and less chance of further interest rate reductions. A report that second-quarter Gross Domestic Product(iv) was higher than many estimates also exerted pressure on bond prices, particularly in the investment-grade arena.

(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2003, calculated among 75 funds in the high yield municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.


     2       Smith Barney Municipal High Income Fund | 2003 Annual Report

On a year-to-date basis, non-investment-grade ("high-yield") bonds(v) collectively outperformed municipal bonds. The performance of the high-yield sector was fueled in part by the stronger performance of airline issues, which recovered from some of the losses incurred in the fall.

What Affected Fund Performance

Considering that interest rates are at historic lows, we reduced the Fund's duration over the period with the goal of making the portfolio less sensitive to a possible rising interest rate environment down the road. Our approach entailed targeting issues with higher coupons, which is the fixed rate that the issuer promises to pay the bondholder until maturity. Furthermore, we continued to use U.S. Treasury futures to help hedge the Fund against the possibility of a rising-rate environment.(vi) This approach hampered the Fund's short-term performance (primarily by offsetting much of the performance in the investment-grade portion of the Fund's holdings -- especially in May prior to the Fed's rate reduction).

As of the end of the period, the Fund maintained significant exposure to municipal bonds in the hospital, life-care systems and industrial development revenue sectors. Both security-specific and sector-related challenges, specifically in lifecare and new toll road development, as well as special facilities securities for airlines, detracted from the Fund's performance. While the hospital sector faced some challenges during the period, we believe the relatively high yields on many of these securities warrant a continued substantial commitment to this segment of the market. In consideration of the recent challenging economic environment, we have sought favorable yields while remaining attentive to credit risk. As of the end of July, more than half of the Fund was invested in issues with investment-grade credit ratings by one or more ratings agencies, or deemed to be of comparable credit quality. The Fund maintained a significant position in issues rated BBB, the lowest investment-grade category.

Thank you for your investment in the Smith Barney Municipal High Income Fund. We appreciate that you have entrusted us to manage your money and we value our relationship with you.


Sincerely,


/s/ Peter M. Coffey


Peter M. Coffey
Vice President and Investment Officer

August 7, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2003 and are subject to change. Please refer to pages 6 through 13 for a list and percentage breakdown of the Fund's holdings.

(i) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
(ii) The Lehman Brothers Municipal Non-Investment Grade Bond Index includes issues which have a maximum credit rating of Ba1, as rated by Moody's, are issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year, and have been issued after December 31, 1990. Please note that an investor cannot invest directly in an index.
(iii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.
(iv) Gross Domestic Product is a market value of goods and services produced by labor and property in a given country.
(v) High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
(vi) Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


     3       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
                                         ---------------------------------------
                                         Class A         Class B         Class L
================================================================================
Twelve Months Ended 7/31/03               1.45%           0.99%           0.89%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                  2.59            2.06            2.00
--------------------------------------------------------------------------------
Ten Years Ended 7/31/03                   4.33            3.81             N/A
--------------------------------------------------------------------------------
Inception* through 7/31/03                4.98            6.43            5.08
================================================================================

                                                   With Sales Charges(2)
                                         ---------------------------------------
                                         Class A         Class B         Class L
================================================================================
Twelve Months Ended 7/31/03              (2.60)%         (3.29)%         (1.08)%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                  1.75            1.91            1.79
--------------------------------------------------------------------------------
Ten Years Ended 7/31/03                   3.91            3.81             N/A
--------------------------------------------------------------------------------
Inception* through 7/31/03                4.58            6.43            4.96
================================================================================

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (7/31/93 through 7/31/03)                                52.85%
--------------------------------------------------------------------------------
Class B (7/31/93 through 7/31/03)                                45.30
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/03)                             53.88
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


     4       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+

                             July 1993 -- July 2003

   [The following table was depicted as a line chart in the printed material.]

                              Smith Barney                  Lehman Brothers
                      Municipal High Income Fund --          Municipal Bond
                             Class B Shares                      Index
                      -----------------------------         ---------------
Jul 1993                         10000                           10000
Jul 1994                         10060                           10187
Jul 1995                         10654                           10989
Jul 1996                         11265                           11714
Jul 1997                         12378                           12916
Jul 1998                         13122                           13690
Jul 1999                         13316                           14084
Jul 2000                         13115                           14692
Jul 2001                         13934                           16171
Jul 2002                         14388                           17255
Jul 2003                         14530                           17877

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2003. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     5       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments                                            July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
MUNICIPAL BONDS AND NOTES -- 100.0%
Alabama -- 0.9%
$ 1,750,000   NR       Capstone Improvement District of Brookwood, AL Series A, 7.700% due 8/15/23+                    $    437,500
  3,500,000   NR       Rainbow City, AL Special Health Care Facilities Financing Authority, Series A,
                           8.250% due 1/1/31 (b)                                                                          3,603,180
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,040,680
-----------------------------------------------------------------------------------------------------------------------------------
Alaska -- 0.6%
  2,300,000   NR       Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport,
                           8.125% due 5/1/31 (b)(c)                                                                       2,365,044
-----------------------------------------------------------------------------------------------------------------------------------
Arizona -- 5.3%
  2,900,000   BBB      Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                           6.625% due 7/1/20 (b)                                                                          3,007,039
  3,500,000   NR       Casa Grande, AZ IDA, Series A, 7.625% due 12/1/29                                                  3,605,770
                       Maricopa County, AZ IDA, Multi-Family Housing Revenue:
  1,315,000   NR           Avalon Apartments Project, Series C, 10.000% due 4/1/30                                          786,764
  2,415,000   NR           Grand Victoria Housing Project, Series B, 10.000% due 5/1/31#                                  2,416,835
  5,070,000   NR           MetroGardens, Series B, 6.500% due 7/1/29                                                      4,705,771
  1,905,000   NR           Whispering Palms Apartments, Series B, 7.400% due 7/1/29                                       1,595,780
                       Pima County, AZ IDA, Series A:
  2,320,000   NR           Educational Revenue, (Life School College Prep. Project), 7.875% due 7/1/21                    2,137,764
  4,000,000   NR           Healthcare Facilities Revenue, 8.500% due 11/15/32                                             4,120,520
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         22,376,243
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas -- 1.3%
  4,000,000   BBB-     Arkansas State Development Financing Authority Hospital Revenue, Washington Regional Medical
                           Center, 7.375% due 2/1/29 (b)                                                                  4,312,000
  1,000,000   BB+      Arkansas State Development Financing Authority Industrial Facilities Revenue, (Potlatch Corp.
                           Projects), Series A, 7.750% due 8/1/25 (c)                                                     1,005,820
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,317,820
-----------------------------------------------------------------------------------------------------------------------------------
California -- 6.3%
  6,000,000   NR       Barona, CA GO, Band of Mission Indians, 8.250% due 1/1/20 (b)                                      6,406,680
  7,000,000   AAA      California State Department of Water Resource & Power Supply Revenue, Series A,
                           MBIA/IBC-Insured, 5.375% due 5/1/21                                                            7,199,850
                       California Statewide Communities Development Authority:
  1,000,000   A            East Campus Apartments LLC, Series A, 5.625% due 8/1/34                                        1,001,740
  2,500,000   NR           East Valley Tourist, Series A, 9.250% due 10/1/20                                              2,322,075
                       Golden State Tobacco Securitization Corp., CA Tobacco Settlement Revenue, Series 2003-A-1:
  2,000,000   A-           6.250% due 6/1/33                                                                              1,713,960
  2,000,000   A-           6.750% due 6/1/39                                                                              1,706,020
    500,000   NR       Los Angeles, CA Unified School District, RITES, Series C-PA-1118, 9.234% due 1/1/11 (d)              543,920
  3,000,000   AAA      Rowland, CA Unified School District, 2000 Election, Series B, FSA-Insured, 5.250% due 8/1/27       3,041,880
  3,000,000   Ba3*     Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29                                3,011,190
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         26,947,315
-----------------------------------------------------------------------------------------------------------------------------------
Colorado -- 2.4%
                       Colorado Educational and Cultural Facilities Authority Revenue, Charter School:
  1,500,000   Ba2*         Peak to Peak Project, 7.500% due 8/15/21                                                       1,526,115
  1,500,000   BBB-         Refunding, Jefferson Project, Series A, 6.000% due 6/15/33                                     1,390,440
  1,000,000   Baa1*    Colorado Health Facilities Authority Revenue, (Parkview Medical Center Project),
                           6.600% due 9/1/25                                                                              1,049,620
  2,000,000   AAA      Denver, CO Convention Center, Series A, 5.000% due 12/1/33                                         1,901,140
  2,726,000   NR       Littleton, CO GO, Highline Business Improvement District, Series B, 8.750% due 12/15/19            2,714,251

                       See Notes to Financial Statements


     6       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                                July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
Colorado -- 2.4% (continued)
$10,000,000   AAA      Northwest Parkway Public Highway Authority  Revenue, Capital Appreciation, Sr. Bonds,
                           Series B, AMBAC-Insured, zero coupon due 6/15/31                                            $  1,838,300
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,419,866
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 1.5%
                       Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured:
    620,000   AAA          Pre-Refunded-- Escrowed with U.S. government securities to 10/1/04, (Call @ 100),
                               7.650% due 10/1/12                                                                           667,616
  1,380,000   AAA          Unrefunded Balance, 7.650% due 10/1/12                                                         1,469,396
  4,000,000   NR       Connecticut State Development Authority, IDR, (AFCO Cargo LLC Project), 8.000% due 4/1/30 (c)      4,110,200
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,247,212
-----------------------------------------------------------------------------------------------------------------------------------
Delaware -- 0.6%
  3,930,000   NR       Sussex County, DE Assisted Living Facilities Revenue, (Heritage at Milford Project),
                           7.250% due 7/1/29                                                                              2,515,200
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 1.0%
  1,000,000   AAA      District of Columbia COP, Public Safety & Emergency, 5.500% due 1/1/19                             1,062,660
  3,585,000   A-       District of Columbia Tobacco Settlement Financing Corp., Asset-Backed Bonds, 6.500%
                           due 5/15/33                                                                                    3,030,185
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,092,845
-----------------------------------------------------------------------------------------------------------------------------------
Florida -- 5.0%
  3,000,000   NR       Capital Projects Finance Authority, FL Continuing Care Retirement, Glenridge on Palmer Ranch,
                           Series A, 8.000% due 6/1/32                                                                    2,979,420
  3,000,000   NR       Capital Trust Agency FL Revenue, Seminole Tribe Convention, Series A, 10.000% due 10/1/33          3,507,240
                       Hillsborough County, FL IDA Revenue, Series A:
  4,250,000   NR           Lakeshore Villas Project, 6.700% due 7/1/21                                                    3,478,583
  1,000,000   NR           National Gypsum Convention, 7.125% due 4/1/30 (c)                                              1,011,110
                       Orange County, FL Health Facilities Authority Revenue:
  2,000,000   NR           First Mortgage, (GF/Orlando Inc. Project), 9.000% due 7/1/31                                   2,017,920
  2,100,000   NR           Multi-Family Revenue, Series C, 9.000% due 1/1/32                                              1,877,421
  1,000,000   A1*      Pinellas County, FL Health Facilities Authority Revenue, Baycare Health System,
                           5.500% due 11/15/33                                                                              955,970
  2,500,000   NR       Reunion East Community Development District, FL Special Assessment, Series A,
                           7.375% due 5/1/33 (b)                                                                          2,537,500
  3,000,000   NR       Waterlefe Community Development District, FL Golf Course Revenue, 8.125% due 10/1/25 (b)           3,025,680
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         21,390,844
-----------------------------------------------------------------------------------------------------------------------------------
Georgia -- 5.2%
  7,500,000   NR       Atlanta, GA Tax Allocation, (Atlantic Station Project), 7.900% due 12/1/24 (b)                     7,577,400
  5,000,000   NR       Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue, Park Place Apartments,
                           Series A, 6.750% due 3/1/31 (b)                                                                4,523,050
  5,000,000   NR       Augusta, GA Housing Authority, Multi-Family Housing Revenue,  Emerald Coast Housing II,
                           Series A, 7.500% due 8/1/34+ (b)                                                               2,750,000
  2,280,000   NR       Clayton County, GA Housing Authority, Multi-Family Housing Revenue, (Magnolia Park Apartments
                           Project), 7.500% due 12/1/30+                                                                  1,136,945
  1,500,000   NR       Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project), 7.000% due 11/15/29          1,186,950
  1,500,000   NR       Fulton County, GA Residential Care Facilities, Senior Lien, RHA Assisted Living,
                           7.000% due 7/1/29                                                                              1,400,175
  1,500,000   NR       Gainesville & Hall County, GA Development Authority Revenue, Senior Living Facilities,
                           Lanier Village, Series C, 7.250% due 11/15/29                                                  1,533,405
  2,000,000   BBB-     Savannah, GA EDA Revenue, College of Art & Design Project, 6.900% due 10/1/29                      2,130,460
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         22,238,385
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


     7       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                                July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
Illinois -- 2.3%
$ 1,145,000   AA       Chicago, IL Metropolitan HDC, Mortgage Revenue, Section 8, Series A, FHA-Insured,
                           6.700% due 7/1/12                                                                           $  1,151,824
                       Illinois Development Financing Authority Revenue:
  2,000,000   BBB          Chicago Charter School Foundation Project, Series A, 6.250% due 12/1/32                        1,965,480
  3,250,000   Ba3*         Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (c)                                           3,209,798
  1,500,000   A        Illinois Health Facilities Authority Revenue, Passavant Memorial Area Hospital,
                           6.000% due 10/1/24                                                                             1,513,320
  2,000,000   BBB-     Will County, IL Student Housing Revenue, (Joliet Junior College Project), Series A,
                           6.750% due 9/1/33                                                                              1,994,760
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,835,182
-----------------------------------------------------------------------------------------------------------------------------------
Indiana -- 3.2%
  2,000,000   Caa3*    East Chicago, IN Exempt Facility Revenue, (ISPAT Inland Inc. Project), 7.000% due 1/1/14 (c)       1,080,000
  3,000,000   B-       East Chicago, IN PCR, (Inland Steel Co. Project), 6.800% due 6/1/13                                1,890,000
  1,000,000   BBB      Fort Wayne, IN PCR, (General Motors Corp. Project),  6.200% due 10/15/25                           1,020,520
  2,000,000   Baa1*    Indiana Health Facilities Financing Authority, Hospital Revenue, (Riverview Hospital Project),
                           6.125% due 8/1/31                                                                              1,988,060
  3,000,000   Caa3*    Indiana State Development Finance Authority Revenue, (Inland Steel Co. Project),
                           5.750% due 10/1/11                                                                             1,620,000
  3,500,000   BBB      Indianapolis, IN Airport Authority Revenue, Special Facility, (Federal Express Corporate
                            Project), 7.100% due 1/15/17 (c)                                                              3,696,560
  2,845,000   NR       Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club Project), Series B,
                           7.500% due 10/1/29                                                                             2,476,174
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,771,314
-----------------------------------------------------------------------------------------------------------------------------------
Iowa -- 0.7%
  2,750,000   BBB-     Scott County, IA Revenue, (Ridgecrest Village Project), Series A, 7.250% due 11/15/26              2,850,925
-----------------------------------------------------------------------------------------------------------------------------------
Kansas -- 0.5%
  2,000,000   BBB-++   Overland Park, KS Development Corp. Revenue, First Tier, Series A, 7.375% due 1/1/32               2,031,640
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky -- 0.9%
  4,250,000   B        Kenton County, KY Airport Board Revenue, Special Facilities, (Delta Airlines Project A),
                           7.500% due 2/1/20 (c)                                                                          3,720,620
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana -- 6.2%
  1,000,000   NR       Epps, LA COP, 8.000% due 6/1/18                                                                      963,800
  3,515,000   NR       Hodge, LA Utility Revenue, 9.000% due 3/1/10 (c)                                                   3,523,858
                       Louisiana Local Government Environment Facilities, Community Development Authority Revenue:
  5,000,000   A            Capital Projects & Equipment Acquisition Program, ACA-Insured, 6.550% due 9/1/25               5,359,250
  5,000,000   NR           St. James Place, 8.000% due 11/1/25                                                            4,789,400
  6,445,000   NR       Louisiana Public Facilities Authority Hospital Revenue, (Lake Charles Memorial Hospital
                            Project), 8.625% due 12/1/30                                                                  5,319,252
  2,000,000   BB-      Port of New Orleans, LA IDR, (Continental Grain Co. Project), 7.500% due 7/1/13                    2,053,620
                       Tobacco Settlement Financing Corp., LA Revenue, INFLOS:
    250,000   AA+          1.120% due 5/15/31 (e)                                                                           250,000
  2,000,000   NR           8.731% due 5/15/31 (e)                                                                         1,114,920
  3,000,000   BB+      West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14 (b)                        3,075,300
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         26,449,400
-----------------------------------------------------------------------------------------------------------------------------------
Maryland -- 2.0%
  1,000,000   Aa2*     Maryland State Community Development Administration, Department of Housing & Community
                           Development, Single-Family Program, Fourth Series, 6.450% due 4/1/14                           1,029,960
  7,000,000   NR       Maryland State Economic Development Corp., Chesapeake Bay, Series A, 7.730% due 12/1/27 (b)        6,591,480
  2,500,000   Ca*      Prince Georges County, MD Greater Southeast Healthcare System, 6.375% due 1/1/23+                    750,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,371,440
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


     8       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                                July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
Massachusetts -- 4.3%
                       Boston, MA Industrial Development Finance Authority Revenue:
                           Crosstown Center Project:
$ 1,000,000   Baa3*            6.500% due 9/1/35 (c)                                                                   $    987,980
  1,500,000   NR               8.000% due 9/1/35 (c)                                                                      1,492,980
  1,460,000   NR           Roadhouse Hospitality LLC Project, 7.875% due 3/1/25 (c)                                       1,477,505
                       Massachusetts State Development Financing Agency Revenue:
  2,000,000   NR           Alliance Health Care Facilities, Series A, 7.100% due 7/1/32                                   1,947,220
  3,000,000   NR           Briarwood, Series B, 8.250% due 12/1/30                                                        3,136,830
                       Massachusetts State Health & Educational Facilities Authority Revenue:
  2,000,000   BBB          Caritas Christi Obligation, Series B, 6.750% due 7/1/16                                        1,999,820
  5,000,000   AAA          INFLOS, Series G, AMBAC-Insured, 10.854% due 7/1/25 (e)                                        5,123,200
  1,000,000   Ba2*         St. Memorial Medical Center, Series A, 6.000% due 10/1/23                                        903,700
    785,000   AA       Massachusetts State HFA, Housing Revenue, Single-Family, Series 38, 7.200% due 12/1/26 (c)           811,973
  2,345,000   D        Massachusetts State IFA Revenue GO, Bradford College, 5.625% due 11/1/28+                            522,935
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,404,143
-----------------------------------------------------------------------------------------------------------------------------------
Michigan -- 2.4%
  2,500,000   NR       Allen Academy COP, 8.000% due 6/1/33 (b)                                                           2,395,975
  1,600,000   NR       Cesar Chavez Academy, MI COP, 8.000% due 2/1/33                                                    1,576,832
  2,000,000   AAA      Detroit, MI Water Supply System Revenue, Series B, FGIC-Insured, 5.250% due 7/1/32                 2,016,800
  3,500,000   Caa2*    Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co., Series A,
                           6.250% due 11/1/15                                                                             3,140,165
  5,000,000   NR       Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
                            Central Wayne Energy, Series A, 7.000% due 7/1/27+ (c)                                        1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,129,772
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 1.8%
  3,000,000   NR       Minneapolis & St. Paul, MN Metropolitan Airports Community Special Facilities Revenue,
                           (Northwest Airlines Project), Series A, 7.000% due 4/1/25 (c)                                  2,485,920
  1,715,000   NR       Sartell, MN Health Care & Housing Facilities Revenue, (Foundation for Healthcare Project),
                            Series A, 8.000% due 9/1/30                                                                   1,778,644
  3,415,000   BB-      St. Paul, MN Housing & Redevelopment Authority, Hospital Revenue (Healtheast Project),
                           Series A, 6.625% due 11/1/17                                                                   3,342,329
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,606,893
-----------------------------------------------------------------------------------------------------------------------------------
Missouri -- 0.4%
  1,500,000   NR       St. Joseph, MO IDA, Healthcare Revenue, Living Community, (St. Joseph Project),
                           7.000% due 8/15/32                                                                             1,488,900
-----------------------------------------------------------------------------------------------------------------------------------
Montana -- 1.6%
  7,000,000   CCC      Lewis & Clark County, MT Environmental Revenue Facilities, (Asarco Inc. Project),
                           5.850% due 10/1/33 (c)                                                                         2,065,000
  6,480,000   NR       Montana State Board Investment Resource Recovery Revenue, (Yellowstone Energy LP Project),
                           7.000% due 12/31/19 (c)                                                                        4,874,774
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,939,774
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 0.6%
  1,500,000   BBB-     New Hampshire Health & Educational Facilities Authority Revenue, New Hampshire College,
                           7.500% due 1/1/31                                                                              1,620,120
  1,250,000   BB-      New Hampshire Higher Educational & Health Facilities Authority Revenue, Littleton Hospital
                           Association, Series A, 6.000% due 5/1/28                                                         977,775
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,597,895
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


     9       Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                                July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
New Jersey -- 6.5%
$   700,000   B1*      Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16                 $    633,962
                       New Jersey EDA:
  4,000,000   NR           Healthcare Facilities Revenue, Sayreville Senior Living, Series A, 6.375% due 4/1/29+          1,680,000
  3,750,000   NR           Retirement Community Revenue, Series A, 8.250% due 11/15/30                                    4,046,963
  5,000,000   BBB-     New Jersey Healthcare Facility Financing Authority Revenue, Trinitas Hospital Obligation
                           Group, 7.500% due 7/1/30                                                                       5,454,750
  3,000,000   AAA      New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue,
                           Presidential Plaza, Series 1, FHA-Insured, 7.000% due 5/1/30                                   3,015,390
                       New Jersey State Turnpike Authority Revenue:
  5,000,000   AAA          AMBAC-Insured, 5.000% due 1/1/30                                                               4,927,650
  2,000,000   AAA          FGIC-Insured, 5.000% due 1/1/27                                                                1,978,140
                       Tobacco Settlement Financing Corp.:
  4,500,000   A-           6.750% due 6/1/39                                                                              3,908,745
  2,000,000   A-           7.000% due 6/1/41                                                                              1,801,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         27,447,100
-----------------------------------------------------------------------------------------------------------------------------------
New York -- 5.4%
  1,000,000   NR       Brookhaven, NY IDA Civic Facilities Revenue, Memorial Hospital Center, Series A,
                           8.250% due 11/15/30                                                                            1,048,860
  1,000,000   NR       Monroe County, NY IDA, Civic Facilities Revenue, (Woodland Village Project),
                           8.550% due 11/15/32                                                                            1,058,820
  4,500,000   A        New York, NY GO, Series A, 5.500% due 8/1/21                                                       4,586,535
                       New York, NY IDA, Civic Facility Revenue:
  2,820,000   NR           Amboy Properties Corp. Project, 6.750% due 6/1/20 (b)                                          2,851,358
  2,460,000   NR           Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19 (b)                     2,624,082
  2,605,000   AA-      New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                              2,986,919
  2,000,000   NR       Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue, (Solvay Paperboard LLC
                            Project), 7.000% due 11/1/30 (c)                                                              2,089,560
    500,000   NR       Orange County, NY IDA, Civic Facility Revenue, (Adult Homes at Erie Station), Series B,
                           7.000% due 8/1/31                                                                                501,415
                       Suffolk County, NY IDA, Civic Facility Revenue, Southhampton Hospital Association:
  3,000,000   NR           Series A, 7.250% due 1/1/30                                                                    2,658,660
  3,000,000   NR           Series B, 7.625% due 1/1/30                                                                    2,778,150
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,184,359
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 2.3%
                       Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport:
  2,000,000   NR           5.600% due 7/1/27 (c)                                                                          1,376,180
  2,000,000   NR           U.S. Airways, 7.750% due 2/1/28                                                                1,681,780
                       North Carolina Medical Care Community Health Care Facilities Revenue, De Paul
                           Community Facility:
  2,055,000   NR             6.125% due 1/1/28                                                                            1,848,082
  1,990,000   NR             7.625% due 11/1/29                                                                           2,027,949
  2,500,000   AAA      North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, MBIA-Insured,
                                13.591% due 1/1/11 (d)                                                                    2,827,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,761,741
-----------------------------------------------------------------------------------------------------------------------------------
Ohio -- 2.3%
  2,500,000   BBB      Cuyahoga County, OH Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30            2,720,000
  2,000,000   A        Erie County, OH Hospital Facilities Revenue, Firelands Regional Medical Center, Series A,
                           5.625% due 8/15/32                                                                             1,990,040
                       Ohio State Water Development Authority, PCR, Series A:
  3,475,000   BBB          Cleveland Electric, 8.000% due 10/1/23 (c)                                                     3,680,234
  1,500,000   BBB          Toledo Edison, 8.000% due 10/1/23 (c)                                                          1,588,590
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,978,864
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


     10      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                                July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
Oklahoma -- 1.6%
$ 6,000,000   B2*      Oklahoma Development Financing Authority Revenue, Hillcrest Healthcare System A,
                           5.625% due 8/15/29                                                                          $  3,915,180
  1,170,000   AAA      Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized, 7.997% due 8/1/18 (c)         1,279,500
  2,200,000   BB       Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11                         1,528,714
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,723,394
-----------------------------------------------------------------------------------------------------------------------------------
Oregon -- 0.2%
  1,000,000   BBB      Klamath Falls, OR, International Community Hospital Authority Revenue, (Merle West Medical
                           Center Project), 6.250% due 9/1/31                                                             1,015,620
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 7.6%
  1,000,000   NR       Cumberland County, PA Municipal Authority, Retirement Community Revenue, Wesley Affiliated
                           Services, Series A, 7.250% due 1/1/35                                                            988,910
                       Dauphin County, PA General Authority:
  3,295,000   NR           Hotel & Conference Center-- Hyatt Regency, 6.200% due 1/1/29                                   2,630,497
  5,000,000   NR           Riverfront Office, 6.000% due 1/1/25                                                           4,652,900
                       Lehigh County, PA General Purpose Authority Revenue:
  1,000,000   A            First Mortgage-Bible Fellowship Church Home Inc., 7.750% due 11/1/33                             903,980
  3,500,000   NR           Lehigh Valley Health Network, Series A, 5.000% due 7/1/33                                      3,536,260
                       Montgomery County, PA Higher Education & Health Authority Revenue,
                           Temple Continuing Care Center:
  6,000,000   NR               6.625% due 7/1/19+                                                                         3,000,000
  5,000,000   NR               6.750% due 7/1/29+                                                                         2,500,000
  1,000,000   NR       Northumberland County PA IDA Facilities Revenue, (NHS Youth Services Inc.), Series A,
                           7.500% due 2/15/29                                                                               962,680
                       Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
  4,500,000   BBB-         Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/15 (b)                  4,657,770
  4,000,000   BBB          WasteWater Treatment Revenue, Sun Co. Inc., (R&M Project), Series A,
                               7.600% due 12/1/24 (b)(c)                                                                  4,241,040
  4,000,000   NR       Westmoreland County, PA IDA Revenue, Healthcare Facilities Revenue, Series B,
                           8.125% due 11/15/30                                                                            4,183,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         32,257,837
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 0.8%
  4,145,000   BBB-     Rhode Island Health & Educational Building Corp. Revenue, Roger Williams General Hospital,
                           5.500% due 7/1/28 (b)                                                                          3,374,942
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina -- 2.5%
                       Greenville, SC Connector 2000 Association, Toll Road Revenue:
                           Capital Appreciation, Series B:
 12,500,000   B-               Zero coupon due 1/1/28                                                                       445,500
 20,250,000   B-               Zero coupon due 1/1/30                                                                       846,045
  9,900,000   B-               Zero coupon due 1/1/36                                                                       337,392
 15,550,000   B-               Zero coupon due 1/1/38                                                                       526,056
  5,970,000   B-           Southern Connector Project, Series A, 5.375% due 1/1/38                                        2,482,207
  2,000,000   BBB      Richland County, SC, International Paper, 6.100% due 4/1/23 (b)(c)                                 2,035,880
  3,000,000   BBB-     South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A, 6.625% due 4/1/36              2,997,660
  1,150,000   NR       Tobacco Settlement Revenue Management Authority, SC Tobacco Settlement Revenue,
                           Series PA 962, 10.984% due 11/15/09 (d)                                                          832,784
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,503,524
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.4%
  1,565,000   NR       Oglala Sioux Tribe, SD Tribal Revenue Bond, 7.500% due 7/1/13                                      1,571,714
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.6%
  3,000,000   NR       Shelby County, TN Health Educational & Housing Facilities Revenue, 6.875% due 7/1/36               2,751,540
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


     11      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                                July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
Texas -- 7.1%
$ 4,995,000   NR       Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel, 6.750% due 4/1/27 (b)             $  4,397,948
  4,935,000   NR       Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue, Series A,
                           Continental Lady Ester, 6.875% due 6/1/29 (b)                                                  4,535,758
  1,000,000   A-       Brazos River, TX Brazoria County Environmental, (Dow Chemical Co. Project), Series A-7,
                           6.625% due 5/15/33 (c)                                                                         1,032,170
  1,995,000   BBB      Corpus Christi , TX, (Celanese Project), Series A, 6.450% due 11/1/30                              2,036,576
  1,665,000   Caa2*    Dallas-Fort Worth, TX International Airport Facilities Import Corp. Revenue,
                           American Airlines, Inc., 6.375% due 5/1/35 (c)                                                   757,575
  1,575,000   NR       Denton County, TX Reclamation & Road District, 8.500% due 6/1/16                                   1,587,143
  1,465,000   NR       El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue, Sub-Las Lomas
                           Apartments, Series C, 8.375% due 6/1/30                                                        1,533,826
  3,000,000   Ba2*     Gulf Coast Industrial Development Authority, TX Solid Waste Disposal Revenue, (Citgo Petroleum
                           Corp. Project), 7.500% due 5/1/25                                                              2,928,090
  3,000,000   NR       Midlothian, TX Development Authority Tax, Increment Contract Revenue, 7.875% due 11/15/26          3,216,060
                       Texas State Affordable Housing Corp., Multi-Family Housing Revenue, Series C:
  1,040,000   Baa3*        Ashton Place & Woodstok, Jr. Bond, 7.250% due 8/1/33                                           1,048,798
  2,165,000   Baa3*        Sub-HIC Arborstone/Baybrook, 7.250% due 11/1/31                                                2,079,006
  3,000,000   A3*      Travis County, TX HFA, Multi-Family Housing Revenue, (Lakeview Apartments Project), Series A,
                           6.375% due 1/1/34                                                                              2,240,670
  3,000,000   NR       Willacy County, TX Public Facility Corp. Project Revenue, Series A-1, 8.250% due 12/1/23           2,967,420
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         30,361,040
-----------------------------------------------------------------------------------------------------------------------------------
Vermont -- 0.1%
  1,000,000   NR       Vermont Educational & Health Buildings Financing Agency, Healthcare Facilities,
                           (Copley Manor Project), 6.150% due 4/1/19+                                                       500,000
-----------------------------------------------------------------------------------------------------------------------------------
Virginia -- 3.3%
  1,615,000   NR       Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                           (Parkwood Court Apartments Project), Series C, 8.125% due 4/1/30                               1,616,147
  1,000,000   NR       Broad Street Community Development Authority, VA, 7.500% due 6/1/33                                  964,740
  2,135,000   NR       Newport News, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                           St. Michael's Apartments, 7.250% due 11/1/28                                                   1,728,774
                       Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation, Series B:
 18,400,000   BBB-         Zero coupon due 8/15/33                                                                        1,335,104
 35,500,000   BBB-         Zero coupon due 8/15/35                                                                        1,855,940
                       Virgina Beach, VA Development Authority, Multi-Family Housing Revenue, Residential Rental:
  2,500,000   NR           Hampton Project, 7.500% due 10/1/39 (b)(c)                                                     2,360,625
  2,500,000   NR           Mayfair Project, 7.500% due 10/1/39 (b)(c)                                                     2,468,650
  1,595,000   NR       Virginia Beach, VA Development Authority Revenue, Ramada on the Beach, 7.000% due 12/1/15          1,595,574
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,925,554
-----------------------------------------------------------------------------------------------------------------------------------
Washington -- 1.4%
  3,315,000   D        Spokane, WA Downtown Foundation Parking Revenue, (River Park Square Project),
                           5.600% due 8/1/19+                                                                             1,790,100
  4,000,000   AAA      Washington State Health Care Facilities Authority, Providence Services, Series A,
                           0.900% due 12/1/30 (d)                                                                         4,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,790,100
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia -- 0.3%
  1,250,000   NR       West  Virginia EDA Communal Development Revenue, (Stonewall Jackson Project), Series B,
                           8.000% due 4/1/30                                                                              1,199,838
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


     12      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Schedule of Investments (continued)                                July 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(a)                                     SECURITY                                                       VALUE
===================================================================================================================================
Wisconsin -- 0.6%
                       Wisconsin State Health & Educational Facilities Authority Revenue:
$ 1,600,000   NR           Benchmark Healthcare Inc. Project, Series A, 6.750% due 12/1/28                             $    960,000
  1,500,000   BBB+         Marshfield Clinic, Series B, 6.000% due 2/15/25                                                1,464,570
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,424,570
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.0%
    195,000   AA       Wyoming Community Development Authority Housing Revenue, Series 1, 7.100% due 6/1/17                 201,878
-----------------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100.0%
                              (Cost -- $479,369,601**)                                                                 $425,122,967
===================================================================================================================================

+     Security is currently in default.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service or those identified by a double dagger (++) are rated by Fitch Ratings.
(b) All or a portion of this security has been segregated for open futures contracts commitments.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)   Variable rate security.
(e) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
#     This security is held as collateral for open futures contracts commitments.
**    Aggregate cost for Federal income tax purposes is $478,839,447.

      See pages 14 through 16 for definitions of ratings and abbreviations.

================================================================================
Summary of Investments by Industry*                                July 31, 2003
================================================================================

                Hospitals                             16.0%
                Life care systems                     15.0
                Industrial Development                11.8
                Multi-Family Housing                  11.5
                Transportation                         9.6
                Utilities                              5.2
                Education                              5.1
                Pollution Control                      4.0
                Public Facilities                      3.8
                Other                                 18.0
                                                    ------
                                                    100.0%
                                                    ======

* As a percentage of total investments. Please note that fund holdings are as of July 31, 2003 and are subject to change.


                       See Notes to Financial Statements


     13      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC       predominantly speculative with respect to capacity to pay interest and and CC repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D      -- Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.


     14      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Bond Ratings (unaudited) (continued)
================================================================================

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch Ratings ("Fitch") -- Ratings from "A" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A      -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.
BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.


     15      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Abbreviations* (unaudited)
================================================================================

ABAG       -- Association of Bay Area Governments
ACA        -- American Capital Assurance
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA        --Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
IFA        -- Industrial Finance Authority
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand


----------
*Abbreviations may or may not appear on the schedule of investments.


     16      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Statement of Assets and Liabilities                                July 31, 2003
================================================================================

ASSETS:
      Investments, at value (Cost -- $479,369,601)                                          $425,122,967
      Cash                                                                                       181,047
      Interest receivable                                                                      7,319,721
      Receivable from broker -- variation margin                                               1,662,500
      Receivable for Fund shares sold                                                             82,837
      Receivable for securities sold                                                              45,000
      Other receivables                                                                          504,627
---------------------------------------------------------------------------------------------------------
      Total Assets                                                                           434,918,699
---------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable for securities purchased                                                         6,738,880
      Payable for Fund shares reacquired                                                         311,127
      Investment advisory fee payable                                                            185,310
      Administration fee payable                                                                  80,079
      Distribution plan fees payable                                                              44,826
      Accrued expenses                                                                            96,551
---------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                        7,456,773
---------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $427,461,926
---------------------------------------------------------------------------------------------------------
NET ASSETS:
      Par value of shares of beneficial interest                                            $     29,193
      Capital paid in excess of par value                                                    491,979,597
      Undistributed net investment income                                                      2,934,684
      Accumulated net realized loss from investment transactions and futures contracts       (23,291,945)
      Net unrealized depreciation of investments and futures contracts                       (44,189,603)
---------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $427,461,926
=========================================================================================================

Shares Outstanding:
      Class A                                                                                 22,280,641
      ---------------------------------------------------------------------------------------------------
      Class B                                                                                  5,233,155
      ---------------------------------------------------------------------------------------------------
      Class L                                                                                  1,679,593
      ---------------------------------------------------------------------------------------------------

Net Asset Value:
      Class A (and redemption price)                                                              $14.64
      ---------------------------------------------------------------------------------------------------
      Class B *                                                                                   $14.65
      ---------------------------------------------------------------------------------------------------
      Class L *                                                                                   $14.63
      ---------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.17% of net asset value per share)                           $15.25
      ---------------------------------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value per share)                           $14.78
=========================================================================================================

* Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 3).

                       See Notes to Financial Statements.


     17      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Statement of Operations                         For the Year Ended July 31, 2003
================================================================================

INVESTMENT INCOME:
      Interest                                                     $ 34,684,425
--------------------------------------------------------------------------------
EXPENSES:
      Investment advisory fee (Note 3)                                1,832,635
      Distribution plan fees (Note 6)                                 1,245,703
      Administration fee (Note 3)                                       916,318
      Shareholder servicing fees (Note 6)                               164,849
      Audit and legal                                                   112,261
      Custody                                                            55,261
      Shareholder communications (Note 6)                                53,261
      Registration fees                                                  47,988
      Trustees' fees                                                     27,442
      Other                                                              12,195
--------------------------------------------------------------------------------
      Total Expenses                                                  4,467,913
--------------------------------------------------------------------------------
Net Investment Income                                                30,216,512
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
      Realized Loss From:
        Investment transactions                                      (7,241,433)
        Futures contracts                                            (9,297,693)
--------------------------------------------------------------------------------
      Net Realized Loss                                             (16,539,126)
--------------------------------------------------------------------------------
      Change in Net Unrealized Depreciation of Investments
      and Futures Contracts:
        Beginning of year                                           (36,441,240)
        End of year                                                 (44,189,603)
--------------------------------------------------------------------------------
      Increase in Net Unrealized Depreciation                        (7,748,363)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (24,287,489)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  5,929,023
================================================================================

                       See Notes to Financial Statements.


     18      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                             2003             2002
======================================================================================================
OPERATIONS:
      Net investment income                                            $  30,216,512    $  32,232,131
      Net realized loss                                                  (16,539,126)      (2,438,335)
      Increase in net unrealized depreciation                             (7,748,363)     (12,155,423)
------------------------------------------------------------------------------------------------------
      Increase in Net Assets From Operations                               5,929,023       17,638,373
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2 AND 7):
      Net investment income                                              (29,020,736)     (31,323,908)
------------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Distributions to Shareholders          (29,020,736)     (31,323,908)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
      Net proceeds from sale of shares                                    35,684,405       88,678,580
      Net asset value of shares issued for reinvestment of dividends      14,716,990       16,328,962
      Cost of shares reacquired                                          (91,027,415)    (107,908,774)
------------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Fund Share Transactions                (40,626,020)      (2,901,232)
------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                   (63,717,733)     (16,586,767)

NET ASSETS:
      Beginning of year                                                  491,179,659      507,766,426
------------------------------------------------------------------------------------------------------
      End of year*                                                     $ 427,461,926    $ 491,179,659
======================================================================================================
* Includes undistributed net investment income of:                     $   2,934,684    $   1,809,003
======================================================================================================

                       See Notes to Financial Statements.


     19      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements
================================================================================

1.    Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, SB Capital and Income Fund, formerly known as Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, SB Convertible Fund, formerly known as Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Dividend and Income Fund, formerly known as Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2003, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income of $50,807 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

It is the Fund's policy to distribute dividends monthly. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.


     20      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

3.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2003, the Fund paid transfer agent fees of $146,673 to CTB.

Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment and thereafter declines by 0.50% the first year after purchase payment and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year of purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2003, CGM and its affiliates received sales charges of approximately $130,000 and $37,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                 Class A          Class B           Class L
================================================================================
CDSCs                            $1,000           $78,000           $2,000
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

4.    Investments

During the year ended July 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                           $119,530,205
--------------------------------------------------------------------------------
Sales                                                                161,900,020
================================================================================


     21      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

At July 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $  8,889,206
Gross unrealized depreciation                                       (62,605,686)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(53,716,480)
================================================================================

5.    Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At July 31, 2003, the Fund held the following open futures contracts:

                                         Number of                 Basis          Market         Unrealized
To Sell:                                 Contracts  Expiration     Value          Value             Gain
===========================================================================================================
U.S. 20 Year Treasury Bond, 6.000%          700        9/03      $83,994,531    $73,937,500     $10,057,031
===========================================================================================================

6.    Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 2003, total Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                      Class A          Class B           Class L
================================================================================
Distribution Plan Fees               $523,474         $546,056          $176,173
================================================================================

For the year ended July 31, 2003, total Shareholder Servicing fees were as follows:

                                      Class A          Class B           Class L
================================================================================
Shareholder Servicing Fees           $127,015          $28,964            $8,870
================================================================================

For the year ended July 31, 2003, total Shareholder Communication expenses were as follows:

                                      Class A          Class B           Class L
================================================================================
Shareholder Communication Expenses    $37,930          $10,790            $4,541
================================================================================


     22      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.    Distributions Paid to Shareholders by Class

                                      Year Ended                   Year Ended
                                     July 31, 2003                July 31, 2002
================================================================================
Net Investment Income
Class A                               $22,535,152                  $23,832,316
Class B                                 4,995,933                    6,012,093
Class L                                 1,489,651                    1,479,499
--------------------------------------------------------------------------------
Total                                 $29,020,736                  $31,323,908
================================================================================

8.    Capital Loss Carryforward

At July 31, 2003, the Fund had, for Federal income tax purposes, approximately $8,087,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                           2009           2010           2011
================================================================================
Capital Loss Carryforward               $1,032,000     $3,221,000     $3,834,000
================================================================================

In addition, the Fund had $5,128,388 of capital losses realized after October 31, 2002 which were deferred for tax purposes to the first day of the following fiscal year.

9.    Income Tax Information and Distributions to Shareholders

At July 31, 2003, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                    $  2,384,970
--------------------------------------------------------------------------------
Accumulated capital losses                                           (8,086,966)
--------------------------------------------------------------------------------
Unrealized depreciation                                             (53,716,480)
================================================================================

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sales, mark-to-market of futures contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year was:

================================================================================
Tax-exempt Income                                                    $29,020,736
================================================================================


     23      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

10.   Shares of Beneficial Interest

At July 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                           Year Ended                      Year Ended
                                         July 31, 2003                   July 31, 2002
                                  ---------------------------     ---------------------------
                                    Shares         Amount           Shares         Amount
=============================================================================================
Class A
Shares sold                        1,432,512    $ 21,492,484       3,661,261    $ 57,192,373
Shares issued on reinvestment        817,677      12,236,413         844,409      13,072,289
Shares reacquired                 (4,050,784)    (60,749,254)     (3,671,937)    (57,017,343)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)           (1,800,595)   $(27,020,357)        833,733    $ 13,247,319
=============================================================================================
Class B
Shares sold                          676,660    $ 10,184,941       1,355,062    $ 21,138,733
Shares issued on reinvestment        131,596       1,971,268         172,530       2,676,669
Shares reacquired                 (1,624,249)    (24,433,969)     (3,010,920)    (46,946,495)
---------------------------------------------------------------------------------------------
Net Decrease                        (815,993)   $(12,277,760)     (1,483,328)   $(23,131,093)
=============================================================================================
Class L
Shares sold                          267,204    $  4,006,980         664,097    $ 10,347,474
Shares issued on reinvestment         34,039         509,309          35,260         580,004
Shares reacquired                   (388,640)     (5,844,192)       (255,367)     (3,944,936)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)              (87,397)   $ (1,327,903)        443,990    $  6,982,542
=============================================================================================


     24      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                     2003(1)     2002(1)     2001(1)     2000(1)     1999(1)
==========================================================================================================
Net Asset Value, Beginning of Year                 $15.40      $15.82      $15.78      $16.98      $17.96
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                           1.01        1.02        1.03        0.92        0.92
  Net realized and unrealized gain (loss)(2)        (0.80)      (0.45)       0.01       (1.12)      (0.55)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.21        0.57        1.04       (0.20)       0.37
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.97)      (0.99)      (1.00)      (0.95)      (0.92)
  Net realized gains                                   --          --          --       (0.05)      (0.43)
----------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.97)      (0.99)      (1.00)      (1.00)      (1.35)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $14.64      $15.40      $15.82      $15.78      $16.98
----------------------------------------------------------------------------------------------------------
Total Return                                         1.45%       3.77%       6.84%      (1.00)%      2.06%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                 $  326      $  371      $  368      $  303      $  289
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           0.85%       0.84%       0.82%       0.84%       0.82%
  Net investment income(2)                           6.72        6.56        6.50        6.13        5.21
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               27%          24%         29%         29%         50%
==========================================================================================================

Class B Shares                                     2003(1)     2002(1)     2001(1)     2000(1)     1999(1)
==========================================================================================================
Net Asset Value, Beginning of Year                 $15.40      $15.82      $15.79      $16.99      $17.98
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                           0.93        0.93        0.92        1.18        0.83
  Net realized and unrealized gain (loss)(2)        (0.78)      (0.43)       0.04       (1.46)      (0.56)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.15        0.50        0.96       (0.28)       0.27
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.90)      (0.92)      (0.93)      (0.87)      (0.83)
  Net realized gains                                   --          --          --       (0.05)      (0.43)
----------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.90)      (0.92)      (0.93)      (0.92)      (1.26)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $14.65      $15.40      $15.82      $15.79      $16.99
----------------------------------------------------------------------------------------------------------
Total Return                                         0.99%       3.26%       6.25%      (1.52)%      1.48%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                 $   76      $   93      $  119      $  198      $  353
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.35%       1.35%       1.32%       1.34%       1.31%
  Net investment income(2)                           6.22        6.04        5.96        5.59        4.70
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                27%         24%         29%         29%         50%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52% for Class A shares. In addition, for Class A shares, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Without the adoption of this change, for the year ended July 31, 2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.92, $0.42 and 6.00%, respectively, for Class B shares. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


     25      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                       2003(1)          2002(1)          2001(1)         2000(1)          1999(1)
===============================================================================================================================
Net Asset Value, Beginning of Year                   $ 15.39          $ 15.80          $ 15.76          $16.96          $17.95
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                              0.92             0.94             0.94            0.70            0.81
  Net realized and unrealized gain (loss)(2)           (0.79)           (0.45)            0.01           (1.00)          (0.55)
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     0.13             0.49             0.95           (0.30)           0.26
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.89)           (0.90)           (0.91)          (0.85)          (0.82)
  Net realized gains                                      --               --               --           (0.05)          (0.43)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.89)           (0.90)           (0.91)          (0.90)          (1.25)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 14.63          $ 15.39          $ 15.80          $15.76          $16.96
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                            0.89%            3.24%            6.21%          (1.61)%          1.42%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $24,579          $27,198          $20,906          $5,360          $3,122
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              1.41%            1.38%            1.35%           1.44%           1.44%
  Net investment income(2)                              6.16             6.05             6.01            5.57            4.62
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   27%              24%              29%             29%             50%
===============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.


     26      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and broker. As to securities sold or purchased but not yet delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ KPMG LLP

New York, New York
September 12, 2003


     27      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Municipal High Income Fund ("Fund") are managed under the direction of the Smith Barney Income Fund's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                      Number of
                                               Term of                                               Portfolios
                                             Office* and                  Principal                    in Fund          Other
                               Position(s)    Length of                 Occupation(s)                  Complex       Trusteeships
                                Held with       Time                       During                     Overseen         Held by
Name, Address and Age             Fund         Served                  Past Five Years               by Trustee        Trustee
====================================================================================================================================
Non-Interested Trustees:

Lee Abraham                     Trustee         Since      Retired; Former Chairman and CEO of           28        Signet Group PLC
13732 LeHavre Drive                             1993       Associated Merchandising Corp., a
Frenchman's Creek                                          major retail merchandising organization;
Palm Beach Gardens, FL 33410                               Former Director of Galey & Lord,
Age 75                                                     Liz Claiborne, R.G. Barry Corp.

Allan J. Bloostein              Trustee         Since      President of Allan Bloostein Associates,      35            Taubman
27 West 67th Street                             1985       a consulting firm; Former Director of                     Centers Inc.
Apt. 5FW                                                   CVS Corp.
New York, NY 10023
Age 73

Jane F. Dasher                  Trustee         Since      Controller of PBK Holdings Inc.,              28             None
Korsant Partners                                1999       a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 53

Richard E. Hanson, Jr.          Trustee         Since      Retired; Former Head of the                   28             None
2751 Vermont Route 140                          1985       New Atlanta Jewish Community
Poultney, VT 05764                                         High School
Age 61

Paul Hardin                     Trustee         Since      Professor of Law & Chancellor                 36             None
12083 Morehead                                  1999       Emeritus at the University of
Chapel Hill, NC 27514-8426                                 North Carolina
Age 71

Roderick C. Rasmussen           Trustee         Since      Investment Counselor                          28             None
9 Cadence Court                                 1999
Morristown, NJ 07960
Age 76

John P. Toolan                  Trustee         Since      Retired                                       28          John Hancock
7202 Southeast Golf Ridge Way                   1999                                                                    Funds
Hobe Sound, FL 33455
Age 72


     28      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                      Number of
                                               Term of                                               Portfolios
                                             Office* and                  Principal                    in Fund          Other
                               Position(s)    Length of                 Occupation(s)                  Complex       Trusteeships
                                Held with       Time                       During                     Overseen         Held by
Name, Address and Age             Fund         Served                  Past Five Years               by Trustee        Trustee
====================================================================================================================================
Interested Trustee:

R. Jay Gerken**                Chairman,        Since      Managing Director of Citigroup Global         219            None
CGM                            President and    2002       Markets Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor     Chief Executive             President and Chief Executive Officer of
New York, NY 10022             Officer                     Smith Barney Fund Management LLC
Age 52                                                     ("SBFM"), Travelers Investment Adviser,
                                                           Inc. ("TIA") and Citi Fund Management
                                                           Inc. ("CFM")

Officers:

Lewis E. Daidone               Senior Vice      Since      Managing Director of CGM; Director and        N/A             N/A
CGM                            President        1995       Senior Vice President of SBFM and TIA;
125 Broad Street               and Chief                   Director of CFM; Former Chief Financial
11th Floor                     Administrative              Officer and Treasurer of mutual funds
New York, NY 10004             Officer                     affiliated with Citigroup Inc.
Age 45

Richard L. Peteka              Chief            Since      Director and Head of Internal Control         N/A             N/A
CGM                            Financial        2002       for Citigroup Asset Management
125 Broad Street               Officer and                 U.S. Mutual Fund Administration
11th Floor                     Treasurer                   from 1999-2002; Vice President,
New York, NY 10004                                         Head of Mutual Fund Administration
Age 42                                                     and Treasurer at Oppenheimer
                                                           Capital from 1996-1999

Peter M. Coffey                Vice President   Since      Managing Director of CGM;                     N/A             N/A
CGM                            and              1987       Investment Officer of SBFM
399 Park Avenue,               Investment
4th Floor                      Officer
New York, NY 10022
Age 57

Kaprel Ozsolak                 Controller       Since      Vice President of CGM                         N/A             N/A
CGM                                             2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor             Secretary        Since      Managing Director of CGM;                     N/A             N/A
CGM                                             1995       General Counsel and Secretary
300 First Stamford Place                                   of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

----------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


     29      Smith Barney Municipal High Income Fund | 2003 Annual Report

================================================================================
Tax Information (unaudited)
================================================================================

For the year ended July 31, 2003, 100.00% of the dividends paid by the Fund from net investment income were tax exempt for regular Federal income tax purposes.


     30      Smith Barney Municipal High Income Fund | 2003 Annual Report

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
R. Jay Gerken, CFA
   Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
   Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
   Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Income Funds
================================================================================

Smith Barney Municipal High Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

================================================================================

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Municipal High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarneymutualfunds.com


(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC


FD0427 9/03                                                              03-5388

ITEM 2.     CODE OF ETHICS.

            The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

            The Board of Trustees of the registrant has determined that Jane Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms. Dasher is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.     [RESERVED]

ITEM 9.     CONTROLS AND PROCEDURES.

            (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

            (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.    EXHIBITS.

            (a) Code of Ethics attached hereto.

            Exhibit 99.CODE ETH

            (b) Attached hereto.

            Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

            Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Income Funds

Date: October 1, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney Income Funds

Date: October 1, 2003

By:   /s/ Richard L. Peteka
      Chief Financial Officer of
      Smith Barney Income Funds

Date: October 1, 2003